Exhibit 10.1
GPT 8650 COMMERCE DRIVE OWNER LLC
220 Commerce Drive, 4th Floor
Fort Washington, PA 19034

December 19, 2019

BY OVERNIGHT MAIL
AND ELECTRONIC MAIL

8650 Commerce Drive, LLC
6 Logue Court
Greenville, SC 29615 Attn:
General Counsel

Re:
SIDE WORK LETTER: Lease Agreement dated as of December 27, 2007, by and between GPT 8650 Commerce Drive Owner (“Landlord”) and 8650 Commerce Drive, LLC (“Tenant”) as amended by that certain First Amendment to Industrial Lease Agreement dated as of February 1, 2012, as amended by that certain Second Amendment to Industrial Lease Agreement dated as of August 1, 2013, as amended by that certain Third Amendment to Industrial Lease Agreement dated as of July 1, 2016, and as further amended by that certain Fourth Amendment to Industrial Lease Agreement dated as of March 25, 2019 (collectively, the “Lease”) for the premises located at 8650 Commerce Drive, Suite 100, Southaven, Mississippi (the “Premises”).

Dear General Counsel:

Notwithstanding anything to the contrary set forth in the Lease, including but not limited to Exhibit B-1 (Tenant Work Agreement) of the Third Amendment to Industrial Lease Agreement dated July 1, 2016, Landlord and Tenant hereby acknowledge and agree that Exhibit B-1 (2.1) is hereby modified to reflect that Tenant’s request for the remaining Tenant Work Allowance ($716,014.38) is extended to March 31, 2020, at which time Tenant hereby waives any and all rights to any unused portion of the Tenant Work Allowance.

Capitalized terms used and not otherwise defined herein shall have the same meaning as set forth in the Lease. Except as expressly set forth in this letter agreement, all of the terms and conditions of the Lease shall continue in full force and effect without modification.

Please indicate your acceptance of the terms of this letter agreement by signing where indicated below. Please contact Charlie Ripple at cripple@liprop.com with any questions or concerns regarding this letter.

Exhibit 10.1
LANDLORD:

GPT 8650 COMMERCE DRIVE OWNER LLC,
a Delaware limited liability company

By: Link Industrial Management LLC, as agent
for Landlord

By: /s/ Charlie Ripple
Name: Charlie Ripple
Title: Senior Vice President

ACKNOWLEDGED AND AGREED:
TENANT:
8650 COMMERCE DRIVE, LLC
a Mississippi limited liability company

By: /s/ Scott Benbenek
Name: Scott Benbenek
Title: Senior EVP, Worldwide Operations & Integration